Exhibit 10.32

Execution Copy

AMENDMENT AND ACCESSION AGREEMENT

dated as of January 31, 2008

among

EQUINIX SINGAPORE PTE. LTD.,

EQUINIX JAPAN K.K.,

EQUINIX AUSTRALIA PTY LIMITED ABN 25 092 807 264,

as Borrowers

ABN AMRO Bank N.V., Singapore Branch,

ABN AMRO Bank N.V., Japan Branch,

ABN AMRO Australia Pty Limited ABN 78 000 862 797,

as Lenders

and

ABN AMRO BANK N.V.,

as Facility Agent, Arranger and Collateral Agent

AMENDMENT AND ACCESSION AGREEMENT

This AMENDMENT AND ACCESSION AGREEMENT (this “Amendment”) dated as of January 31, 2008, among:

(1)	EQUINIX SINGAPORE PTE. LTD., a Singaporean corporation (“Equinix Singapore”);

(2)	EQUINIX JAPAN K.K., a Japanese corporation (“Equinix Japan”);

(3)	EQUINIX AUSTRALIA PTY. LIMITED ABN 25 092 807 264, an Australian corporation (“Equinix Australia”) (Equinix Singapore, Equinix Japan, Equinix Australia and such Additional Borrowers (as defined in the Facility Agreement), each individually, a “Borrower” and collectively, “Borrowers”);

(4)	ABN AMRO Bank N.V., Singapore Branch (the “Singapore Dollar Lender”);

(5)	ABN AMRO Bank N.V., Japan Branch (the “Yen Lender”);

(6)	ABN AMRO Australia Pty Limited (the “Australian Dollar Lender”) (the Singapore Dollar Lender, the Yen Lender and the Australian Dollar Lender each individually, a “Lender” and collectively, the “Lenders”); and

(7)	ABN AMRO BANK N.V., as facility agent (in such capacity, “Facility Agent”), as arranger (in such capacity, “Arranger”) and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties (as defined in the Facility Agreement).

WITNESSETH:

(A)	WHEREAS, Equinix Singapore, Equinix Japan, the Singapore Dollar Lender, the Yen Lender, the Facility Agent, Arranger and Collateral Agent entered into a Facility Agreement dated August 31, 2007 (the “Facility Agreement”) pursuant to which the Singapore Dollar Lender and the Yen Lender agreed to extend credit to Equinix Singapore and Equinix Japan to fund the construction of their respective Internet Data Centers (as defined in the Facility Agreement).

(B)	WHEREAS, pursuant to Section 2.03 of the Facility Agreement, Equinix Australia wishes to become an Additional Borrower and a Borrower under the Facility Agreement, and accede to all the obligations and liabilities of a Borrower under the Facility Agreement as provided herein.

(C)	WHEREAS, Equinix Australia has requested the Lenders to make Additional Loans (as defined in the Facility Agreement and effectively amended by this Amendment) to Equinix Australia in an aggregate amount of up to AUD32,000,000 to fund the construction of its Internet Data Center.

(D)	The Australian Dollar Lender is willing to become an additional Lender and make such Additional Loans to Equinix Australia under the terms of the Facility Agreement and this Amendment, and accede to all the obligations and liabilities under the Facility Agreement as provided herein.

(E)	WHEREAS, it is the intention of the parties hereunder that (1) the Borrowers shall be jointly and severally liable for the Secured Obligations (as defined in the Facility Agreement) and (2) the security arrangements established to secure performance by the Borrowers of their obligations under the Facility Agreement and this Amendment shall benefit all the Lenders, including the Australian Dollar Lender.

(F)	WHEREAS, the parties hereto have agreed to amend the Facility Agreement in the manner set out below with effect from and on the date hereof.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01 Defined Terms. Unless expressly defined in this Amendment, or the context otherwise requires, terms defined in the Facility Agreement shall have the same meanings in this Amendment.

SECTION 1.02 Rules of Construction. The principles of construction and rules of interpretation set forth in Section 1.02 of the Facility Agreement shall apply in this Amendment.

SECTION 1.03 Special Rules for Interpreting the Facility Agreement and this Amendment. In the interpretation of the Facility Agreement and this Amendment, unless the context clearly indicates otherwise or unless otherwise provided herein:

(a) a reference to “a Borrower” or “each Borrower” (wherever occurring) is a reference to Equinix Singapore, Equinix Japan, Equinix Australia and an Additional Borrower each individually; a reference to “Borrowers” (wherever occurring) is a reference collectively to Equinix Singapore, Equinix Japan, Equinix Australia and all Additional Borrowers; and a reference to “either Borrower” (wherever occurring) is a reference to any of the Borrowers.

(b) a reference to “a Lender” or “each Lender” (wherever occurring) is a reference to a Singapore Dollar Lender, a Yen Lender and an Australian Dollar Lender each individually and a reference to “Lenders” (wherever occurring) is a reference collectively to the Singapore Dollar Lenders, the Yen Lenders and the Australian Dollar Lenders.

ARTICLE II

ACCESSION

SECTION 2.01 Accession. Each of the Australian Dollar Lender and Equinix Australia agrees with each other person who is or who becomes a party to the Facility Agreement that, with effect on and from the date hereof, each of the Australian Dollar Lender and Equinix Australia will be bound by the Facility Agreement as a party to the Facility Agreement as of the date hereof in the capacity of “Lender”, with respect to the Australian Dollar Lender, and “Borrower”, with respect to Equinix Australia.

ARTICLE III

AMENDMENTS TO THE FACILITY AGREEMENT

SECTION 3.01 New Definitions. The following new definitions are added to Section 1.01 (Defined Terms) of the Facility Agreement in their proper alphabetical order:

“Amendment” shall mean the Amendment and Accession Agreement among the Singapore Dollar Borrower, the Yen Borrower, the Australian Dollar Borrower, the Singapore Dollar Lenders, the Yen Lender, the Australian Dollar Lender, the Facility Agent, the Arranger, and the Collateral Agent dated as of January 31, 2008.

“Australia Deed of Charge” shall mean that certain Deed of Charge executed by the Australian Dollar Borrower and the Collateral Agent dated as of January 31, 2008.

“Australia Share Mortgage” shall mean that certain Share Mortgage executed by Equinix Pacific Inc. and the Collateral Agent dated as of January 31, 2008.

“Australian Dollars” or “AUD” shall mean lawful currency of Australia.

“Australian Dollar Borrower” shall mean, in its capacity as the borrower of Australian Dollar Loans, Equinix Australia.

“Australian Dollar Borrowing” shall mean a borrowing comprised of Australian Dollar Loans made by the Australian Dollar Lenders pursuant to a Borrowing Request.

“Australian Dollar Lender” shall mean each financial institution listed on Schedule 1.01(d) (as amended from time to time), as well as any financial institution that has become an “Australian Dollar Lender” hereto pursuant to Section 2.03 or by the execution of an Assignment and Assumption in accordance with this Agreement, other than, in each case, any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Assumption. For purposes of this Agreement, “Lender” includes each Australian Dollar Lender unless the context otherwise requires.

“Australian Dollar Loans” shall mean the term loans made by the Australian Dollar Lenders to the Australian Dollar Borrower pursuant to Section 2.01(c).

“Australian Dollar Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Australian Dollar Loans hereunder during the Availability Period in the amount set forth opposite such Lender’s name on Schedule 1.01(d), or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Australian Dollar Loan Commitment, as applicable, as the same may be (a) increased pursuant to any Increased Commitment made by such Lender pursuant to Section 2.03 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial aggregate amount of the Australian Dollar Loan Commitment is AUD32,000,000.

“BBSY” shall mean, with respect to any Australian Dollar Borrowing for any Interest Period, the rate per annum for deposits in Australian Dollars for a period equal to or that most closely approximates the duration of such Interest Period which appears on Reuters screen BBSY (or such other page(s) as may replace that page as determined by the Facility Agent) as of 10:15 a.m., Sydney time on the relevant Interest Rate Setting Date; provided that if such rate does not appear on that page, “BBSY” shall mean the rate expressed as a percentage to be the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) as supplied to the Facility Agent at its request quoted by at least two reference banks that are leading banks as the rate at which it is offered deposits in Australian Dollars and for the required period in the Australian interbank market at or about 11:00 a.m., Sydney time.

“Equinix Australia” shall mean Equinix Australia Pty. Limited ABN 25 092 807 264, an Australian corporation incorporated in the state of New South Wales.

“Japan Share Pledge” shall mean that certain Share Pledge Agreement executed by Equinix Japan, Equinix Pacific Inc., the Yen Lender and the Singapore Dollar Lender dated November 30, 2007.

“Singapore Share Charge” shall mean that certain Share Charge executed by the Equinix Singapore Holdings Pte. Ltd. and the Collateral Agent dated November 30, 2007.

SECTION 3.02 Amended Definitions. The following definitions as found in the Facility Agreement are deleted and replaced with the following in their proper alphabetical order:

“Administrative Borrower” shall mean Equinix Singapore, in its capacity as Administrative Borrower on behalf of itself, Equinix Japan, Equinix Australia and the Additional Borrowers pursuant to its appointment in Section 10.17 hereof, and its successors and assigns in such capacity.

“Approved Currency” shall mean, with respect to (i) the Singapore Dollar Borrower, Singapore Dollars, (ii) the Yen Borrower, Yen and (iii) the Australian Dollar Borrower, Australian Dollars.

“Availability Period” shall mean the period commencing on the date that all conditions precedent to the making of the initial Loans under Section 4.01 and Section 4.02 have been satisfied or waived and ending, (i) on August 31, 2008 with respect to the Singapore Dollar Loans and the Yen Loans, and (ii) on January 31, 2009 with respect to the Australian Dollar Loans.

“Borrowing” shall mean a Singapore Dollar Borrowing, a Yen Borrowing or an Australian Dollar Borrowing.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in Hong Kong, Tokyo, Singapore or Sydney are authorized or required by law to close, except that in relation to any day on which a payment is to be made under the Loan Documents by a Borrower, “Business Day” shall mean a day other than a Saturday, Sunday or other day on which banks in the place where payment is to be made are authorized or required by law to close.

“Closing Date” shall mean with respect to the (i) Singapore Dollar Borrower and the Yen Borrower, September 7, 2007, (ii) Australian Dollar Borrower and any Additional Borrowers the date of its initial Borrowing hereunder.

“Collateral” shall include (i) the “Collateral” as such term is defined and used in the Debenture, (ii) the “Movables” as such term is defined and used in the Assignment of Movables and (iii) the Secured Property as such term is defined and used in the Australia Deed of Charge and Australia Share Mortgage.

“Commitment” shall mean, with respect to any Lender, such Lender’s Singapore Dollar Loan Commitment, Yen Loan Commitment, Australian Dollar Commitment and/or Additional Commitment.

“Exchange Rate” means the prevailing spot rate of exchange specified by the Facility Agent for the purpose of conversion of one currency to another, at or around 11:00 a.m. Hong Kong, Singapore, Sydney or Tokyo time, on the date on which any such conversion of currency is to be made under this Agreement and taking into account any costs of such conversion.

“Final Maturity Date” shall mean, with respect to (i) the Singapore Dollar Loans and the Yen Loans, August 31, 2011 or, if such date is not a Business Day, the Business Day immediately preceding such date and (ii) the Australian Dollar Loans, January 31, 2012 or, if such date is not a Business Day, the Business Day immediately preceding such date.

“GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis; provided that, at the option of the relevant Borrower, (i) GAAP shall mean generally accepted accounting principles in Singapore applied on a consistent basis, in relation to the annual financial reports to be delivered by the Singapore Dollar Borrower in accordance with this Agreement, (ii) GAAP shall mean generally accepted accounting principles in Japan applied on a consistent basis in relation to the annual financial reports to be delivered by the Yen Borrower in accordance with this Agreement and (iii) GAAP shall mean generally accepted accounting principles in Australia applied on a consistent basis in relation to the annual financial reports to be delivered by the Australian Dollar Borrower in accordance with this Agreement.

“Hazardous Materials” means (a) any pollutants, toxic pollutants, oil, gasoline, petroleum products, asbestos, materials or substances containing asbestos, explosives, chemical liquids or solids, radioactive materials, polychlorinated biphenyls or related or similar materials, or any other solid, liquid or other emission, substance, material, product or by-product defined, listed or regulated as a hazardous, noxious, toxic or solid substance, material or waste or defined, listed or regulated as causing cancer or reproductive toxicity, or otherwise defined, listed or regulated as hazardous or toxic in, pursuant to, or by any federal, state or local law, ordinance, rule, or regulation, now or hereafter enacted, amended or modified, in each case to the extent applicable to the Collateral including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601, et seq.); the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.); the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.); Sections 25117, 25281, 25316 or 25501 of the California Health & Safety Code; any so-called “Superfund” or “Superlien” law; the Toxic Substance Control Act of 1976 (15 U.S.C. Section 2601 et seq.); the Clean Water Act (33 U.S.C. Section 1251 et seq.); and the Clean Air Act (42 U.S.C. Section 7901 et seq.) or the equivalent laws of Japan, Singapore, Australia or such other jurisdiction of incorporation of any Borrower, as relevant to such Borrower; (b) any substance which is or contains asbestos, radon, polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, lead paint, motor fuel or other petroleum hydrocarbons; (c) fungus, mold, mildew, or other biological agents the presence of which may adversely affect the health of individuals or other animals or materially adversely affect the value or utility of the Collateral; (d) any other substance which causes or poses a threat to cause a contamination or nuisance with respect to all or any portion of the Collateral or any adjacent property or a hazard to the Environment or to the health or safety of Persons; and (e) any other pollutant or contaminant or chemicals, waste, materials, compounds, constituents or substances, subject to regulation or which can give rise to liability under any Environmental Laws.

“Interest Payment Date” shall mean with respect to (i) the Singapore Dollar Loans and the Yen Loans, the last day of November, February, May and August of each year, from August 31, 2007 until the relevant Final Maturity Date and (ii) the Australian Dollar Loans, the last day of April, July, October and January of each year, from April 30, 2008 until the relevant Final Maturity Date; provided that if any Interest Payment Date shall fall on a day other than a Business Day, such Interest Payment Date shall be on the next preceding Business Day.

“Landlord Consent” shall mean the deed entitled “Agreement on Financed Fixtures” between Equinix Australia, the Collateral Agent and Lend Lease Real Estate Investments Limited in relation to the Site Lease of Equinix Australia.

“Loan” shall mean, as the context may require, a Singapore Dollar Loan, a Yen Loan, an Australian Dollar Loan or any Additional Loan, and “Loans” shall mean the Singapore Dollar Loans, the Yen Loans, the Australian Dollar Loans and the Additional Loans.

“Loan Commitment” shall mean the aggregate amount of all Lenders’ Singapore Dollar Loan Commitments, Yen Loan Commitments, Australian Dollar Loan Commitments and/or Additional Commitments.

“Notes” shall mean any notes evidencing the Singapore Dollar Loans, the Yen Loans or the Australian Dollar Loans issued pursuant to this Agreement, if any, substantially in the form of Exhibits D-1, D-2 and D-3.

“Payment Office” means (i) with respect to Singapore Dollar Borrowings, the Facility Agent’s office located at One Raffles Quay (ORQ) South Tower, Level 26, Singapore 048583, (ii) with respect to Yen Borrowings, the Facility Agent’s office located at Atago Green Hills Mori Tower 31F, 5-1 Atago 2-Chome, Minato-Ku, Tokyo, Japan, (iii) with respect to Australian Dollar Borrowings, the Facility Agent’s office located at Level 22, ABN AMRO Tower, 88 Philip Street, Sydney 2000 Australia or (iv) at such other office or offices of the Facility Agent as may be designated in writing from time to time by the Facility Agent to Borrowers.

“Security Agreements” shall mean the (i) Assignment of Movables, (ii) Debenture, (iii) Japan Share Pledge, (iv) Singapore Share Charge, (v) Australia Deed of Charge and (vi) Australia Share Mortgage.

“Site Leases” shall mean the lease by Equinix Japan over the following premises: (i) TRC-C Building, B-Block, 4th & 5th Floors & one-half of 1st floor, 1-1 Heiwajima, 6-chome, Oota-ku, Tokyo 143-0006 Japan and (ii) 8-21, Higashi-Shinagawa 3-chome, Shinagawa-ku, Tokyo, Shinshuu Meitetsu Shinagawa Building; the lease by Equinix Singapore over the following premises: (i) Blk 20 Ayer Rajah Crescent #06-01, #06-05/06/07/08, #05-05/06/06A/07/07A/08, #03-05/06/07/08 and #05-01/02/02A/03/03A/04 Singapore 139964, (ii) Blk 20 Ayer Rajah Crescent, #03-01 to #03-04, Singapore 139964, (iii) Blk 20 Ayer Rajah Crescent #04-05/06/06A/07/07A/08 Singapore 139964, (iv) Blk 20 Ayer Rajah Crescent #06-04 Singapore 139964, (v) Blk 20 Ayer Rajah Crescent #02-03/04 Singapore 139964, (vi) Blk 20 Ayer Rajah Crescent #06-02/03 Singapore 139964, (vii) Rooftop, Blk 20 Ayer Rajah Crescent Singapore 139964 and (viii) Cargo Lift Shafts G and H, Blk 20 Ayer Rajah Crescent Singapore 139964; and (ix) the lease by Equinix Australia over the following premises Units B, C1 and C2 and ancillary car parking spaces, 639 Gardeners Road, Mascot, New South Wales.

SECTION 3.03 Commitments. Section 2.01 (Commitments) of the Facility Agreement is amended by:

(a) deleting the word “and” at the end of Section 2.01(b); and

(b) adding a new Section 2.01(c) as follows:

“(c) each Australian Dollar Lender agrees, severally and not jointly, to make Australian Dollar Loans to the Australian Dollar Borrower during the Availability Period in the principal amount not to exceed such Australian Dollar Lender’s Australian Dollar Loan Commitment; and”.

SECTION 3.04 Loans. Section 2.02(b) of the Facility Agreement is amended by:

(a) deleting the word “and” before “(ii)”; and

(b) adding the following language after “Tokyo time,”:

“and (iii) each Australian Dollar Lender shall make each Australian Dollar Loan to be made by it hereunder by wire transfer of immediately available funds to such account in Sydney as the Facility Agent may designate not later than 11:00 a.m., Sydney time,”

SECTION 3.05 Borrowing Procedure. Section 2.04 (Borrowing Procedure) of the Facility Agreement is amended by:

(a) deleting the word “or” before “(ii)”;

(b) adding the following language at the end of the second sentence of the first paragraph:

“or (iii) in the case of an Australian Dollar Borrowing, not later than 11:00 a.m., Sydney time, three (3) Business Days before the date of the proposed Borrowing.”; and

(c) deleting sub-paragraph (a) in its entirety and replacing it with the following:

“(a) whether the requested Borrowing is to be a Singapore Dollar Borrowing, a Yen Borrowing or an Australian Dollar Borrowing; provided, however, that the Singapore Dollar Borrower, the Yen Borrower and the Australian Dollar Borrower may request only Singapore Dollar Borrowings, Yen Borrowings and Australian Dollar Borrowings, respectively;”.

SECTION 3.06 Promise to Repay. Section 2.05(a) (Promise to Repay) of the Facility Agreement is amended by:

(a) deleting the word “and” before “(ii)”; and

(b) adding the following language at the end of the second sentence:

“and (iii) to the Facility Agent for the account of each Australian Dollar Lender, the principal amount of each Australian Dollar Loan of such Australian Dollar Lender as provided in Section 2.09.”

SECTION 3.07 Promissory Notes. Section 2.05(c) (Promissory Notes) of the Facility Agreement is amended by:

(a) replacing the word “or” before “D-2” with a “,”; and

(b) inserting the words “or D-3” after “D-2”.

SECTION 3.08 Fees. Section 2.06(c) (Fees) of the Facility Agreement is amended by deleting such sub-paragraph entirely and replacing it with the following:

(c) Payment. All Commitment Fees shall be paid on the dates due, in immediately available funds in US Dollars or any Approved Currency requested by the Facility Agent, to the Facility Agent for distribution, if and as appropriate, among the Lenders. The Facility Set-up Fee with respect to the Singapore Dollar Loans and Yen Loans shall be paid to the Arranger for its own account within five (5) Business

Days from August 31, 2007. The Facility Set-up Fee with respect to the Australian Dollar Loans shall be paid to the Arranger for its own account within five (5) Business Days from January 31, 2008. Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 3.09 Interest on Loans. Section 2.07 (Interest on Loans) of the Facility Agreement is amended by:

(a) re-designating sub-paragraph (b) as sub-paragraph (b)(i);

(b) re-designating sub-paragraph (c) as sub-paragraph (b)(ii);

(c) adding a new sub-paragraph (b)(iii), which shall read:

“(b)(iii) Australian Dollar Loans. Subject to the provisions of Section 2.07(d), the Australian Dollar Loans comprising each Australian Dollar Borrowing shall bear interest (in Australian Dollars) at a rate per annum equal to BBSY for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time.”; and

(d) adding a new sub-paragraph (c), which shall read:

“(c) Not used.”

SECTION 3.10 Termination of Commitments. Section 2.08 (Termination of Commitments) of the Facility Agreement is amended by:

(a) deleting the third sentence in its entirety and replacing it with the following:

“The Borrowers may, upon ten (10) Business Days’ prior written notice to the Facility Agent, terminate in its entirety (but not in part) any of the Singapore Dollar Loan Commitment, the Yen Loan Commitment or the Australian Dollar Loan Commitment, or all of such Loan Commitments, prior to the end of the Availability Period, subject to the receipt of evidence by the Facility Agent reasonably satisfactory to it demonstrating the availability of cash or alternative funding to the Borrowers (which may include cash or funding available to the Guarantor that the Guarantor can use for such purpose) sufficient to complete construction and equipping of the Internet Data Centers.”; and

(b) inserting a new sentence immediately following the second sentence, which shall read:

“The Australian Dollar Loan Commitments shall automatically terminate at 5:00 p.m., Sydney time, on the last day of the Availability Period.”

SECTION 3.11 Repayment. Section 2.09 (Repayment) of the Facility Agreement is amended by:

(a) deleting the word “and” before “(b)”; and

(b) inserting before the word “together” the following language:

“and (c) each Australian Dollar Loan equal to 1/12 of the aggregate principal amount (in Australian Dollars) of such Australian Dollar Loan outstanding as of the last day of the relevant Availability Period,”.

SECTION 3.12 Notice of Prepayment. Section 2.10(c) (Notice of Prepayment) of the Facility Agreement is amended by:

(a) inserting the word “a” before the words “Yen Borrowing”;

(b) deleting the word “or” before “(ii)”; and

(c) inserting after the words “Tokyo time, of the relevant Business Day” the following language:

“or (iii) in the case of prepayment of an Australian Dollar Borrowing, not later than 11:00 a.m., Sydney time, of the relevant Business Day, in each case”

SECTION 3.13 Alternate Rate of Interest. Section 2.11 (Alternate Rate of Interest) of the Facility Agreement is amended by:

(a) in sub-paragraph (a), replacing the word “or” before the word “TIBOR” with a “,”;

(b) in sub-paragraph (a), adding the words “or BBSY” after the word “TIBOR”;

(c) in sub-paragraph (b), replacing the word “or” before the word “TIBOR” with a “,”; and

(d) in sub-paragraph (b), adding the words “or BBSY” after the word “TIBOR”.

SECTION 3.14 Yield Protection. Section 2.12(a) (Increased Costs Generally) of the Facility Agreement is amended by:

(a) in sub-paragraph (iii), replacing the word “or” before the words “the Japan interbank market” with a “,”; and

(b) in sub-paragraph (iii), adding the words “or the Australian interbank market” after the words “the Japan interbank market”.

SECTION 3.15 Payments Generally. Section 2.14(a) (Payments Generally) of the Facility Agreement is amended by:

(a) in the last sentence, replacing the word “and” before the words “Yen Loans” with a “,”;

(b) in the last sentence, adding the words “and Australian Dollar Loans” after the words “Yen Loans”;

(c) in the last sentence, replacing the word “and” before the words “Yen, respectively” with a “,”; and

(d) in the last sentence, adding the words “and Australian Dollars” before the word “respectively”.

SECTION 3.16 Pro Rata Treatment. Section 2.14(b) (Pro Rata Treatment) of the Facility Agreement is amended by adding a new sentence at the end of sub-paragraph (ii), which shall read:

“Each payment on account of principal of the Australian Dollar Loans shall be allocated among the Australian Dollar Lenders pro rata based on the principal amount of the Australian Dollar Loans held by the Australian Dollar Lenders.”

SECTION 3.17 Historical Financial Statements. Section 3.04(a) (Historical Financial Statements) of the Facility Agreement is amended by adding a new sub-paragraph (iii) which shall read:

“(iii) Australian Dollar Borrower has heretofore delivered to the Lenders its and its subsidiaries’ audited consolidated balance sheets, related statements of income, cash flow and stockholders’ equity as of and for the Fiscal Year ended December 31, 2006, and for the comparable period of the preceding Fiscal Year, in each case, certified by a Financial Officer of such Borrower.”

SECTION 3.18 Litigation; Compliance with Laws. Section 3.08 (Litigation; Compliance with Laws) of the Facility Agreement is amended by replacing the words “Section 3.18” with the words “Schedule 3.08”.

SECTION 3.19 Other Conditions to Borrowing. Section 4.03 (Other Conditions to Borrowing) of the Facility Agreement is amended by:

(a) deleting the words “the date of this Agreement”;

(b) inserting after the words “three (3) months from”, the words “August 31, 2007”; and

(c) replacing the words “each Borrower” with the words “the Singapore Dollar Borrower and the Yen Borrower”.

SECTION 3.20 Pledge of Shares of Borrowers. Section 5.13 (Pledge of Shares of Borrowers) of the Facility Agreement is amended by:

(a) deleting the words “of the date of this Agreement”;

(b) inserting after the words “three (3) months”, the words “from August 31, 2007”; and

(c) replacing the words “the Borrowers” with the words “the Singapore Dollar Borrower and the Yen Borrower”.

SECTION 3.21 Process Agent. Section 5.15 (Process Agent) of the Facility Agreement is amended by deleting such section entirely and replacing it with the following:

“Section 5.15 Process Agent. Within 30 days from August 31, 2007, the Singapore Dollar Borrower and the Yen Borrower shall deliver to the Facility Agent proof of the appointment of a process agent pursuant to Section 10.09(e). The Australian Dollar Borrower shall deliver similar proof of appointment of a process agent to the Facility Agent within 30 days from January 31, 2008.”

SECTION 3.22 Investment, Loan and Advances. Section 6.04 (Investment, Loan and Advances) of the Facility Agreement is amended by:

(a) in sub-paragraph (j), by deleting the word “US$5,000,000” and inserting after the words, “US Dollar Equivalent of”, the word “US$7,500,000”; and

(b) in sub-paragraph (k), by deleting the word “US$5,000,000” and inserting after the words, “US Dollar Equivalent of”, the word “US$7,500,000”.

SECTION 3.23 Acquisitions. Section 6.07(a) (Acquisitions) of the Facility Agreement is amended by:

(a) deleting the word “US$5,000,000”; and

(b) inserting after the words, “US Dollar Equivalent of”, the word “US$7,500,000”.

SECTION 3.24 Restricted Payments. Section 6.08(a) (Restricted Payments) of the Facility Agreement is amended by deleting such section entirely and replacing it with the following:

“(a)(i) principal and interest payments on loans received by Equinix Japan or Equinix Singapore from an Affiliate of such Borrowers prior to August 31, 2007 for the purpose of (A) bridging the funding of Capital Expenditures incurred by either Equinix Japan or Equinix Singapore in connection with the expansion of either Borrower’s Internet Data Centers and pursuant to the Wah Loon Construction Contract and the Kajima Construction Contract, or (B) bridging the funding of Other Expansion Costs may be made by either such Borrower; and (ii) principal and interest payments on loans received by Equinix Australia from an Affiliate of Borrowers prior to January 31, 2008 for the purpose of (A) bridging the funding of Capital Expenditures incurred by Equinix Australia in connection with the expansion of such Borrower’s Internet Data Centers, or (B) bridging the funding of Other Expansion Costs may be made by such Borrower; and”

SECTION 3.25 Financial Covenants. Section 6.10 (Financial Covenants) of the Facility Agreement is amended by:

(a) in sub-paragraph (a) by replacing the table setting forth the maximum Total Leverage Ratio with the following table:

Period	Leverage Ratio
January 1, 2008 – December 31, 2008	4.5 to 1.0
January 1, 2009 – December 31, 2009	3.50 to 1.0
January 1, 2010 and thereafter	3.00 to 1.0

(b) in sub-paragraph (b) by replacing the table setting forth the minimum Consolidated Interest Coverage Ratio with the following table:

Period	Interest Coverage Ratio
July 1, 2007 – December 31, 2009	5.00 to 1.0
January 1, 2010 and thereafter	10.00 to 1.0

(c) in sub-paragraph (b) by replacing the table setting forth the minimum Consolidated EBITDA with the following table:

Period	Consolidated EBITDA (in US Dollar Equivalent)
July 1, 2007 – December 31, 2007	US$	1,900,000
January 1, 2008 – December 31, 2008	US$	5,000,000
January 1, 2009 – December 31, 2009	US$	11,500,000
January 1, 2010 and thereafter	US$	13,000,000

SECTION 3.26 Events of Default. Section 7.01(j) (Events of Default) of the Facility Agreement is hereby amended by:

(a) adding “(i)” before the word “Failure”; and

(b) adding the following language at the end of such section:

“(ii) failure to substantially complete construction of the Australian Dollar Borrower’s Internet Data Center by June 30, 2009;”.

SECTION 3.27 Appointment and Authority. Section 8.01 (Appointment and Authority) of the Facility Agreement is hereby amended by inserting the following sentence before the last sentence of such section:

“The Collateral Agent is hereby authorized and directed by the Secured Parties to execute and deliver on their behalf each of the Security Documents and hold the Collateral and rights under the Security Documents for the benefit of the Secured Parties.”

SECTION 3.28 Amended Schedules and Exhibits. The following Schedules and Exhibits of the Facility Agreement are hereby deleted and replaced in their entirety with the Schedules and Exhibits appended to this Amendment.

Schedule 1.01(b)	Terms of Subordination
Schedule 3.05(b)	Real Property
Schedule 3.09	Material Agreements
Schedule 3.11	Capital Expenditure Budget
Schedule 3.18	Insurance
Schedule 6.01	Existing Indebtedness
Schedule 6.02(c)	Existing Liens
Schedule 6.04(a)	Existing Investments

Exhibit A	Assignment and Assumption
Exhibit B	Borrowing Request
Exhibit C	Compliance Certificate
Exhibit D-1	Singapore Dollar Note
Exhibit D-2	Yen Note

SECTION 3.29 New Exhibit, Schedule. There shall be a new Exhibit D-3 (Form of Australian Dollar Note) and Schedule 1.01(d) (List of Australian Dollar Lenders) to the Facility Agreement in the form appended to this Amendment.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01 Borrowers’ Representations and Warranties. Each of the Borrowers confirms the representations, warranties and agreements set forth in Article III of the Facility Agreement (as amended by this Amendment) as if made on the date hereof (and after giving effect to any replacement Schedules provided by the Borrowers pursuant to Section 3.28 of this Amendment).

SECTION 4.02 Financial Covenants. The Australian Borrower represents and warrants that the aggregate amount of the Australian Dollar Borrowings that the Australian Borrower anticipates borrowing pursuant to Australian Dollar Commitments shall not, at the time such Australian Dollar Borrowings are made, cause it to breach the financial covenants set forth in Section 6.10 of the Facility Agreement (as amended by this Amendment).

ARTICLE V

PROVISIONS RELATING TO THE AUSTRALIAN DOLLAR BORROWER

AND THE AUSTRALIAN DOLLAR BORROWING

SECTION 5.01 Conditions to Initial Funding. The conditions to initial borrowing as set forth in Section 4.01 of the Facility Agreement shall apply, mutatis mutandis, to the Australian Dollar Borrower. In addition, the obligation of the Australian Dollar Lender to fund the Australian Dollar Loans shall be subject to the prior or concurrent satisfaction of each of the following conditions precedents:

(a) Amendments and Confirmation of Security Documents. The Facility Agent shall have received amendments to the Guarantee, Assignment of Movables and Japan Share Pledge and Deeds of Confirmation in respect of the Singapore Share Charge and Debenture, signed by the parties thereto, which amendments and deeds of confirmation shall confirm that the security interests created by the relevant Security Document shall secure the performance of the Secured Obligations (as such term is effectively amended by this Amendment), in form and substance satisfactory to the Facility Agent.

(b) Australian Security Documents. The Facility Agent shall have received (i) an executed counterpart of each of the Australia Deed of Charge, Australia Share Mortgage and Landlord Consent; (ii) all documents to enable provisional and final registration of the Australia Deed of Charge with the Australian Securities and Investments Commission and, if applicable, filing of a UCC Financing Statement in respect of the Share Mortgage in Delaware in the United States of America and (iii) payment to the Facility Agent or the relevant revenue authority of an amount on account of applicable stamp duty payable for the Australia Deed of Charge and Australia Share Mortgage together with all documents necessary to enable assessment and payment of stamp duty.

(c) Corporate Documents of Security Providers. The Facility Agent shall have received corporate documents referred to in Section 4.01(b) of the Facility Agreement with respect to Equinix Pacific, Inc. and Equinix Singapore Holdings Pte. Ltd.

(d) No Default. The Singapore Dollar Borrower and the Yen Borrower shall be in compliance in all material respects with all the terms and provisions set forth in the Facility Agreement and in each other Loan Document on its part to be observed or performed and at the time of and immediately after giving effect to the Australian Dollar Borrowing and the application of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing on such date. Any representation or warranty made or deemed made by Guarantor, the Singapore Dollar Borrower or the Yen Borrower in any Loan Document to which such Guarantor or Borrower is a party is not (or would not be) true or correct in all material respects on the date of the initial Australian Dollar Borrowing, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder.

(e) Consent from Guarantor’s Lenders. The Facility Agent shall have received proof of the consent from each of the Guarantor’s current lenders to the amendment of the Guarantee as referred to in sub-paragraph (a) above.

(f) Fees. Payment of all fees and expenses payable under or in connection with any Loan Document, or evidence that they will be paid out of the first drawing of an Australian Dollar Loan.

(g) Statutory declaration. A statutory declaration from a director or Equinix Australia detailing the location (by State in Australia) and value of the assets subject of the Australia Deed of Charge and Australia Share Mortgage.

(h) Know your client. Any applicable “know your client” documentation which is required by a Secured Party to permit verification of the identity of each director of Equinix Australia for the purposes of any anti-money laundering legislation or regulation binding upon any Secured Party.

(i) Amendments to constitutions. Amendment to the constitution of Equinix Australia to dis-apply any provision giving the directors the discretion to refuse to register any transfer of shares the subject of any Security Agreement subject only to prior payment of applicable stamp duty in respect of such transfers.

(j) Verification certificate. A certificate given by a director of Equinix Australia containing amongst other matters, a solvency certificate and attaching certified copies of shareholder resolutions, its Constitution and its certificate of registration and originals of any applicable powers of attorney, and dated not earlier than 14 days before the first drawing of an Australian Dollar Loan.

(k) Title Documents. The share certificates for all shares in Equinix Australia (including executed blank transfers).

(l) Legal opinions. An opinion from Allens Arthur Robinson relating to the New South Wales law governed Loan Documents and any Equinix Australia.

SECTION 5.02 Conditions to All Borrowings. The conditions to all borrowings as set forth in Section 4.02 of the Facility Agreement shall apply, mutatis mutandis, to the Australian Dollar Borrower. The condition to borrowing set forth in Section 4.03 of the Facility Agreement shall not apply to the Australian Dollar Borrower.

SECTION 5.03 Application of Provisions of the Facility Agreement. Other than Section 4.03 and Section 5.13 of the Facility Agreement, all the terms and conditions of the Facility Agreement shall apply, mutatis mutandis, to the Australian Dollar Borrower, including without limitation the covenants set forth in Article 5 and Article 6 of the Facility Agreement and the defaults set forth in Article 7 of the Facility Agreement, and the Australian Dollar Borrower shall observe and perform all such terms and conditions of the Facility Agreement in accordance with the terms thereof.

SECTION 5.04 Appointment of Administrative Borrower. Without limiting the generality of any other provisions of this Amendment, the Australian Dollar Borrower hereby confirms that it appoints the Singapore Borrower as the Administrative Borrower and its attorney-in-fact in accordance with Section 10.17 of the Facility Agreement.

SECTION 5.05 Waiver of Required Notice. The Lenders hereby waive the requirement set forth in Section 2.03 (Additional Loans) of the Facility Agreement of 30 days prior written notice to the Facility Agent for any requests of Additional Commitments.

ARTICLE VI

INTEGRATION

SECTION 6.01 Integration. From and after the date hereof, this Amendment and the Facility Agreement shall be read as a single integrated document with all references in the Facility Agreement to the “Facility Agreement” or “this Agreement” being read and construed as if they were references to the Facility Agreement, as amended by this Amendment.

SECTION 6.02 Confirmations. Each of the parties to the Facility Agreement hereto agrees and confirms that (i) except for the amendments set forth herein, the Facility Agreement continues to be in full force and effect as of the date hereof and (ii) each of the following documents constitutes a “Loan Document” (as such term is defined and used in the Facility Agreement): (A) this Amendment; (B) the Deeds of Confirmation in respect of the Singapore Share Pledge and Debenture; (C) the Amendment Agreements in respect of the Japan Share Pledge and Assignment of Movables; (D) the Australia Deed of Charge; (E) the Australia Share Mortgage; and (F) the Landlord Consent.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01 Notices. Notices shall be given under this Amendment in the manner set forth in Section 10.01 of the Facility Agreement. The address of Equinix Australia and the Australian Dollar Lender for the purposes of Section 10.01 of the Facility Agreement are as follows:

Equinix Australia
Address:	9 Temasek Boulevard #17-02
Suntec Tower Two Singapore 038989

Attention:	General Counsel
Tel No.:	(65) 6622-0100
Fax:	(65) 6821-5001

with a copy to:

Equinix, Inc.
301 Velocity Way, 5th Floor
Foster City, California 94404
Attention: General Counsel
Fax: 1 (650) 513-7913

Australian Dollar Lender

Address:	Level 22, ABN AMRO Tower
88 Philip Street Sydney 2000 Australia

Attention:	Loan Operations (Yun Zhou)
Tel No:	(612) 8259 6118
Fax:	(612) 8259 5476
Email:	yun.zhou@au.abnamro.com

Attention:	Credit Administration (Nanette Gamboa)
Tel No:	(612) 8259 6693
Fax:	(612) 8259 5456
Email:	nanette.gamboa@au.abnamro.com

SECTION 7.02 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 7.03 Counterparts. This Amendment may be executed in counterparts (and by the different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 7.04 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of the page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EQUINIX SINGAPORE PTE. LTD.

By:	/s/
Name:
Title:

EQUINIX JAPAN K.K.

By:	/s/
Name:
Title:

Executed in accordance with section 127
Of the Corporations Act 2001 by

EQUINIX AUSTRALIA PTY. LIMITED

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Facility Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Arranger

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Collateral Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., TOKYO BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., SINGAPORE BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO AUSTRALIA PTY LIMITED, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

AMENDMENT NO. 1 TO GUARANTEE

This AMENDMENT NO. 1 TO GUARANTEE (this “Amendment”) dated as of January 31, 2008, is among:

(1)	EQUINIX, INC., a Delaware corporation (the “Guarantor”);

(2)	EQUINIX SINGAPORE PTE. LTD. (“Equinix Singapore”)

(3)	EQUINIX JAPAN K.K. (“Equinix Japan”);

(4)	EQUINIX AUSTRALIA PTY. LIMITED ABN 25 092 807 264 (“Equinix Australia”);

(5)	ABN AMRO BANK N.V., as facility agent (in such capacity, the “Facility Agent”); and

(6)	ABN AMRO BANK N.V., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Facility Agreement (as defined below)).

RECITALS:

(A)	Equinix Singapore, Equinix Japan, the financial institutions referred thereto as Lenders (the “Lenders”), the Facility Agent and the Collateral Agent entered into a Facility Agreement dated as of August 31, 2007 (the “Facility Agreement”) pursuant to which the Lenders extended credit to Equinix Singapore and Equinix Japan to fund the construction of their respective Internet Data Centers (as defined in the Facility Agreement).

(B)	To induce the Lenders to extend such credit, the Guarantor executed and delivered to the Facility Agent and the Collateral Agent on behalf of the Secured Parties a Guarantee dated as of August 31, 2007 (“Guarantee”) to (among other things) unconditionally guarantee the due and punctual payment and performance of the Secured Obligations (as defined in the Facility Agreement).

(C)	Equinix Australia, an indirect, wholly-owned subsidiary of the Guarantor, desires to become an Additional Borrower under the Facility Agreement and has requested the Lenders to make Additional Loans to Equinix Australia in an aggregate amount of up to AUD32,000,000 to fund the construction of its Internet Data Center and ABN AMRO Australia Pty Limited (the “Australian Dollar Lender”) is willing to become a Lender under the Facility Agreement and is willing to extend credit to Equinix Australia under the terms of the Facility Agreement.

(D)	In order to accomplish the foregoing, Equinix Singapore, Equinix Japan, Equinix Australia, the Lenders, the Facility Agent, the Arranger and the Collateral Agent have entered into an Amendment and Accession Agreement dated as of January 31, 2008 (the “Amendment and Accession Agreement”).

(E)	As a condition to the Australian Dollar Lender extending such credit, the Guarantor is required to unconditionally guarantee the due punctual payment and performance of the obligations of Equinix Australia under the Facility Agreement.

(F)	The parties hereto have agreed to amend the Guarantee in the manner set out herein with effect from and on the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.01. Unless expressly defined in this Amendment, or the context otherwise requires, terms defined in the Guarantee or the Facility Agreement shall have the same meanings in this Amendment.

SECTION 1.02. The principles of construction and rules of interpretation set forth in Section 1.02 of the Facility Agreement shall apply to this Amendment. Without prejudice to any rule of construction in the Facility Agreement, unless the context otherwise expressly requires, the term “Facility Agreement” means the Facility Agreement as amended by the Amendment and Accession Agreement.

SECTION 1.03. In the interpretation of the Guarantee and this Amendment, unless the context clearly indicates otherwise or unless otherwise provided herein:

(a) a reference to “a Borrower” or “each Borrower” (wherever occurring) is a reference to Equinix Singapore, Equinix Japan, Equinix Australia and an Additional Borrower each individually; a reference to “Borrowers” (wherever occurring) is a reference collectively to Equinix Singapore, Equinix Japan, Equinix Australia and all Additional Borrowers; and a reference to “either Borrower” (wherever occurring) is a reference to any of the Borrowers; and

(b) a reference to “a Lender” or “each Lender” (wherever occurring) is a reference to a Singapore Dollar Lender, a Yen Lender and an Australian Dollar Lender each individually and a reference to “Lenders” (wherever occurring) is a reference collectively to the Singapore Dollar Lenders, the Yen Lenders and the Australian Dollar Lenders.

ARTICLE II

APPLICATION OF AMENDMENTS TO THE GUARANTEE

SECTION 2.01. The Guarantor hereby confirms that the term “Secured Obligations” as used in the Guarantee shall include the obligations of the Australian Borrower under the Facility Agreement.

SECTION 2.02. The Guarantor hereby confirms that the Guarantee continues to apply in all respects to the Facility Agreement (as amended by the Amendment and Accession Agreement) as well as to the Amendment and Accession Agreement itself.

ARTICLE III

AMENDMENTS TO THE GUARANTEE

SECTION 3.01. Section 2.03(a) (No Limitations) of the Guarantee is amended by replacing the reference to “Section 4.12” with “Section 4.11”.

SECTION 3.02. Section 3.03(a) (Subordination) of the Guarantee is amended by deleting the last sentence in its entirety and replacing it with the following:

“Notwithstanding the foregoing, pursuant to Section 6.08 of the Facility Agreement, so long as no Event of Default shall have occurred and be continuing, Guarantor may receive from Borrowers payments or repayments of principal and interest in relation to intercompany loans (i) made by Guarantor to Equinix Singapore or Equinix Japan for the purpose of bridging the funding of Capital Expenditures incurred by either such Borrower prior to August 31, 2007 in connection with the expansion of either such Borrower’s Internet Data Center and (ii) made by Guarantor to Equinix Australia for the purpose of bridging the funding of Capital Expenditures incurred by such Borrower prior to January 31, 2008 in connection with the expansion of such Borrower’s Internet Data Center.”

SECTION 3.03. Section 3.03(b) (Subordination) of the Guarantee is amended by deleting the last sentence in its entirety and replacing it with the following:

“Notwithstanding the foregoing, pursuant to Section 6.08 of the Facility Agreement, so long as no Event of Default shall have occurred and be continuing, Guarantor may receive from Borrowers payments or repayments of principal and interest in relation to intercompany loans (i) made by Guarantor to Equinix Singapore or Equinix Japan for the purpose of bridging the funding of Capital Expenditures incurred by either such Borrower prior to August 31, 2007 in connection with the expansion of either such Borrower’s Internet Data Center and (ii) made by Guarantor to Equinix Australia for the purpose of bridging the funding of Capital Expenditures incurred by such Borrower prior to January 31, 2008 in connection with the expansion of such Borrower’s Internet Data Center.”

SECTION 3.04. Section 4.02(b) (Waivers; Amendment) of the Guarantee is amended by:

(a) deleting the words “Guarantee Party or Guarantee Parties with respect to which such waiver, amendment or modification is to apply”, and replacing such words with the word “Guarantor”; and

(b) deleting the word “[12.02]” and replacing such word with “10.02”.

SECTION 3.05. Section 4.05 (Counterparts; Effectiveness) of the Guarantee is amended by:

(a) deleting the last two sentences of Section 4.05; and

(b) inserting the following sentence:

“This Guarantee shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Facility Agent and a counterpart hereof shall have been executed on behalf of the Facility Agent and the Collateral Agent, and thereafter shall be binding upon the Guarantor, the Facility Agent, the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Guarantor, the Facility Agent, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Guarantee or the Facility Agreement.”

SECTION 3.06. Section 4.07 (Right of Set-Off) of the Guarantee is amended by replacing the words “Borrowers and each Guarantee Party” with the word “Guarantor”.

SECTION 3.07. Section 4.08(c) (Governing Law; Jurisdiction; Consent to Service of Process) of the Guarantee is amended by replacing the words “Each of the Guarantee Parties” with the words “The Guarantor”.

SECTION 3.08. Section 4.11 of the Guarantee (Termination or Release) is amended by:

(a) deleting sub-section (b); and

(b) re-designating sub-section (c) as sub-section (b).

ARTICLE IV

WARRANTIES, REPRESENTATIONS,

COVENANTS AND AGREEMENTS

SECTION 4.01. The Guarantor confirms the representations, warranties and agreements set forth in Section 2.05 of the Guarantee as if made on the date hereof.

ARTICLE V

INTEGRATION

SECTION 5.01. From and after the date hereof, this Amendment and the Guarantee shall be read as a single integrated document with all references in the Guarantee and the other Loan Documents to the “Guarantee” or references in the Guarantee to “this Guarantee” being read and construed as if they were references to the Guarantee, as amended by this Amendment.

SECTION 5.02. Each of the parties to the Guarantee agrees and confirms that (i) except for the amendments set forth herein, the Guarantee continues to be in full force and effect as of the date hereof; (ii) this Amendment constitutes a “Loan Document” (as such term is defined and used in the Facility Agreement) and (iii) this Amendment, insofar as it constitutes the written consent of the Guarantor to the extension of the Guarantee, shall not in any way create or establish a course of conduct with respect to any other extensions, restatements, supplements, amendments or any release from any of the terms of the Guarantee or any other Loan Document in the future.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01. Notices shall be given under this Amendment in the manner set forth in Section 4.01 of the Guarantee.

SECTION 6.02. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting this Amendment.

SECTION 6.03. This Amendment may be executed in counterparts (and by the different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 6.04. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of the page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EQUINIX, INC., as Guarantor

By:	/s/
Name:
Title:

EQUINIX SINGAPORE PTE. LTD.

By:	/s/
Name:
Title:

EQUINIX JAPAN K.K.

By:	/s/
Name:
Title:

Executed in accordance with section 127
Of the Corporations Act 2001 by

EQUINIX AUSTRALIA PTY. LIMITED

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Facility Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Collateral Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title: